Exhibit 10.3

THIRD AMENDMENT TO PROPERTY MANAGEMENT

AND SERVICES AGREEMENT

This Third Amendment to Property Management and Services Agreement (“Third Amendment”) is made and entered as of May 1, 2006 (the “Effective Date”), by and between Glenborough Properties, L.P., a California limited partnership (“Glenborough”) and Rancon Realty Fund IV, a California limited partnership (“Rancon”).

RECITALS

This Third Amendment is made with reference to the following facts and objectives:

A.        GLENBOROUGH and Rancon are parties to Property Management and Services Agreement dated as of June 30, 2004, as amended as of September 30, 2005, and December 1, 2005 (the “Agreement”), under which GLENBOROUGH provides certain Management, Administration and Consulting (each as defined in the Agreement) services to Rancon.

B.	The parties wish to extend the term of the Agreement.

NOW, THEREFORE, Glenborough and Rancon hereby agree as follows:

AGREEMENT

1.         Article 2, Section 2.1 of the Agreement is hereby deleted and replaced with the following:

2.1       Term of Agreement. The term of this Agreement (“Term”) shall be four (4) years, commencing on January 1, 2005 (“Commencement Date”) and ending at 11:59 p.m., December 31, 2008; provided, however, that the Term shall be automatically extended for up to a maximum of five (5) additional consecutive one (1) year periods of time, without further act by any party hereto, unless, not later than one hundred twenty (120) days prior to the last day of the Term, or any one year extension thereof, a party to this Agreement gives the other party written notice of termination of this Agreement and, in such event, this Agreement shall terminate at the end of the then current Term, or extension thereof.

2.         All other terms, covenants, and conditions of the Agreement shall remain in full force and effect.

3.         To the extent there are any inconsistencies between this Third Amendment and the Agreement, the terms, covenants, and conditions of this Third Amendment shall govern.

IN WITNESS WHEREOF, Glenborough and Rancon have executed this Third Amendment as of the date first above written.

GLENBOROUGH:

GLENBOROUGH PROPERTIES, L.P.,

a California limited partnership

By:       Glenborough Realty Trust Incorporated

A Maryland corporation

Its General Partner

By: /s/ Sandra Boyle

Its Executive Vice President

RANCON:

RANCON REALTY FUND IV,

a California limited partnership

By: /s/ Daniel L. Stephenson

Daniel L. Stephenson,

General Partner

By: RANCON FINANCIAL CORPORATION, a

California corporation, General Partner

By:/s/ Daniel L. Stephenson

Daniel L. Stephenson, President

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